SEGMENT REPORTING (Tables)	12 Months Ended
Dec. 31, 2020
SEGMENT REPORTING
Schedule of geographic area information includes revenue

The following geographic area information includes net revenues based on location of players for the years ended December 31, 2018, 2019 and 2020:

	2018	2019	2020	2020
	RMB	RMB	RMB	US$
				(Note 3)
Greater China	16,430,205	182,107	625,488	95,860
Other areas	1,001,653	159,388	—	—
Total	17,431,858	341,495	625,488	95,860